                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                                 APRIL 30, 2001
                                 Date of Report
                        (Date of earliest event reported)




                                IMAX CORPORATION
                                ----------------
             (Exact name of registrant as specified in its charter)





         CANADA                       0-24216                  98-0140269
------------------------     ------------------------     ---------------------
(State of Incorporation)     (Commission File Number)       (I.R.S. Employer
                                                           Identification No.)




                       2525 Speakman Drive, Sheridan Park
                          Mississauga, Ontario L5K 1B1
                    ----------------------------------------
                    (Address of principal executive offices,
                               including zip code)



                                 (905) 403-6500
                         -------------------------------
                         (Registrant's telephone number,
                              including area code)

ITEM 5.  OTHER EVENTS.

                  The annual and special meeting of shareholders of Imax Corporation (the "Company") is scheduled to take place on Thursday, June 7, 2001. Attached as Exhibit 99.1 to this Report is the Company's Management Proxy Circular and Proxy Statement dated April 30, 2001.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

               (c)  Exhibits. The following are being filed as exhibits to the
                    Report:

               99.1 Imax Corporation Management Proxy Circular and Proxy
                    Statement dated April 30, 2001.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        IMAX CORPORATION
                                        (Registrant)


Date:  April 30, 2001                   By:      "Bradley J. Wechsler"
                                        ----------------------------------------
                                        Name:  Bradley J. Wechsler
                                        Title: Co-Chairman
                                               & Co-Chief Executive Officer

                                  EXHIBIT INDEX

        Exhibit No.         Description
        -----------         -----------
        99.1                Imax Corporation Management Proxy Circular and Proxy
                            Statement dated April 30, 2001.